Exhibit 10.1

EXCHANGE AND TERMINATION AGREEMENT

          THIS EXCHANGE AND TERMINATION AGREEMENT (“Agreement”) made this 17th day of March 2006, to be effective as of March 15, 2006, by and among Le@P Technology, Inc., a Delaware corporation (the “Company”), and the M. Lee Pearce 2005 Irrevocable Trust (the “Lender”).

WITNESSETH:

          WHEREAS, the Lender is the holder of an aggregate of $2,814,487 principal amount of the Company’s promissory notes (individually, a “Note and collectively, the “Notes”), which are described in more detail on Exhibit A which is attached hereto and incorporated herein by this reference;

          WHEREAS, all principal and accrued interest on the Notes in the aggregate amount of $3,141,470.56 was due and payable on March 15, 2006 (the “Maturity Date”), except the maturity date of the Note executed on July 6, 2004 (the “July 6 Note”) is July 6, 2006 (hereinafter, all references to a Note or the Notes shall include all principal and interest that is due on said Note or Notes as of March 15, 2006);

          WHEREAS, the Lender has agreed to extend the applicable Maturity Date of the Notes until May 12, 2006 or the date on which the next Annual Shareholder Meeting of the Company is held whichever is later (the “Closing Date”) and agrees that the Notes will bear interest at the prime rate until the Closing Date;

          WHEREAS, the Company agrees to make monthly interest payments on the Notes on April 10 and May 10, 2006, with interest accruing at the prime rate;

          WHEREAS, the Board of Directors has decided that it would be in the best interests of the Company to convert the Notes into newly issued shares of the Company’s Class A Common Stock (the “Shares”), at an effective conversion price of $0.10 per share (the “Exchange”) and has obtained a fairness opinion dated March 15, 2006 from Stenton Leigh Valuation Group, Inc., which confirms that this price is fair to the Company’s shareholders;

          WHEREAS, as consideration for the Lender’s agreement to extend the applicable Maturity Date of the Notes until the Closing Date and to accept the Shares as full payment for the Notes, the Company has agreed to terminate the funding arrangement contained in the letter dated September 30, 1999, as amended on March 31, 2000 (collectively, the “Funding Arrangement”), copies of which documents are attached hereto as Exhibit B and incorporated hereby by reference;

          NOW THEREFORE, in consideration of the premises and the mutual covenants and promises contained in this Agreement, the receipt and legal sufficiency of which are acknowledged and agreed to, the parties agree as follows:

          1. Extension of Maturity Date of the Notes.

          1.1 The Lender hereby agrees to extend the Maturity Date of the Notes until the Closing Date.

          1.2 The Lender waives any rights that he has to obtain interest on the Notes at the default interest rate specified in the Notes and hereby agrees that each Note will bear interest at the current interest rate set forth in each Note through the Closing Date. The Company will make monthly interest payments on the Notes on April 10, 2006 and May 10, 2006. Except for the foregoing conditions contained in Section 1.1 and this Section 1.2, all terms and conditions of the Notes will remain the same.

          2. Conversion Agreement and Termination of Funding Arrangement.

          2.1 The Lender has agreed to exchange the indebtedness that the Company owes under the Notes in exchange for shares of the Company’s Class A Common Stock on the basis of one share of the Company’s Class A Common Stock (“Shares”) for each $0.10 in principal and accrued interest due and owning pursuant to the Notes. As of March 15, 2006, the amount due and owing under the Notes was $3,141,470.56. At the closing, the Company agrees to issue 31,414,706 Shares in the name of the M. Lee Pearce 2005 Irrevocable Trust (or any other name requested by the Lender) on the Closing Date.

          2.2 On the Closing Date, the Lender hereby agrees and acknowledges that all sums due and owing under the Notes will be extinguished and cancelled in exchange for the Shares. In order to evidence the cancellation of indebtedness under each Note, on the Closing Date, the Lender agrees that it will write “PAID IN FULL” on each original promissory note, initial such phrase and return each original promissory note to the Company.

          2.3 As additional consideration for the Lender’s agreement to extend the Maturity Dates of the Notes and to convert the Notes into Shares, as described in this Agreement, the Company has agreed to terminate the Funding Arrangement. The Company hereby agrees that all of Pearce’s obligations under the Funding Arrangement will be terminated and extinguished effective as of the Closing Date (collectively, the Exchange and the Termination of the Funding Agreement shall be referred to as the “Exchange Transactions”). Neither party shall have any further obligations to one another under the Funding Arrangement on or after the Closing Date.

          3. Representations, Warranties and Agreements of the Lender. In connection with the Company’s agreement to issue Shares pursuant to the terms of this Agreement, the Lender hereby makes the following representations, warranties and agreements and confirms the following understandings as of the date hereof and will reconfirm these understandings on the Closing Date:

          3.1 The Lender is acquiring the Shares for its own account and for investment purposes only, within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) with no view to the distribution thereof.

          3.2 The Lender has had the opportunity to ask the representatives of the Company questions about the Company’s business and financial condition and the terms of this Agreement and has obtained all such information as it has requested to the extent it has deemed necessary to permit it to fully evaluate the merits and risks of its investment in the Company. The Lender also represents that it has had access to all material books and records of the Company and all material contracts and documents relating to the Company and this Agreement. Further, the Lender has consulted with its own investment and/or accounting and/or legal and/or tax advisors as it has deemed necessary and appropriate in making its decision to acquire the Shares.

          3.3 The Lender is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investment in the Company. The Lender is aware that the purchase of the Shares is a speculative investment involving a high degree of risk and that there is no guarantee that the Lender will realize any gain from its investment, and that the Lender could lose the total amount of its investment.

          3.4 The Lender has evaluated the merits and risks of the Lender’s proposed investment in the Company, and those risks particular to the Lender’s situation, and has determined that this investment is suitable for it. The Lender has adequate financial resources for an investment of this character, and at this time the Lender could bear a complete loss of its investment.

          3.5 The Lender understands that the sale of the Shares is not being registered, on the basis that the issuance of the Shares is exempt from registration under the Securities Act and rules and regulations promulgated thereunder, as a transaction by an issuer not involving any public offering and that reliance on such exemption is predicated, in part, on the Lender’s representations and warranties contained in this Agreement.

          3.6 The Lender understands that there are substantial restrictions on the transferability of the Shares; the Shares will contain a restrictive legend and that it has no rights to require that the Shares be registered under the Securities Act. Accordingly, the Lender may have to hold the Shares for a substantial period of time and it may not be possible for the Lender to liquidate its investment in the Company. Moreover, the Lender will not be permitted to transfer or dispose of the Shares unless they are registered under the Securities Act and any other applicable securities laws or unless such transaction is exempt from registration under the Securities Act or other securities laws and in the case of a purportedly exempt sale, the Lender provides (at its own expense) an opinion of counsel reasonably satisfactory to the Company that such exemption is, in fact, available. The Lender represents that it can afford to hold the Shares for an indefinite period of time.

          3.7 The Lender understands that no federal or state agency has made any finding or determination as to the fairness of the terms of an investment in the Company, nor any recommendation or endorsement of the Shares offered hereby.

          3.8 The Lender (i) is authorized and qualified to become a shareholder of, and authorized to make its investment in, the Company; (ii) has not been formed for the purpose of acquiring an interest in the Company; and (iii) represents that the person signing this Agreement on behalf of the Lender has been duly authorized by such entity to do so.

          4. Representations and Warranties of the Company.

          4.1 The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite power to own, lease and operate its business as now being conducted.

          4.2 The Company has the requisite power and authority to enter into and perform this Agreement and to consummate the Exchange and the termination of the Funding Arrangement. The execution, delivery and performance of this Agreement by the Company has been duly and validly authorized by all necessary corporation action and no further consent or authorization is required for the Company to effect the transaction contemplated hereby.

          4.3 After the Company amends its Certificate of Incorporation by decreasing the par value of its Class A Common Stock, the Shares to be issued in the Exchange will be validly issued and outstanding, fully paid and non-assessable, free of restrictions on transfer other than those contained in the applicable state and federal securities laws, and assuming the accuracy of the Lender’s representations and warranties set forth in Section 3 hereof, such Shares will have been issued in compliance with all applicable state and federal securities laws.

          5. The Closing and Conditions Precedent to the Closing.

          5.1 The closing (“Closing”) of the transactions described in this Agreement shall take place at the executive offices of the Company on the Closing Date or at such other time and place as agreed by the parties. At the Closing, the Lender shall have delivered the Notes that the Lender is exchanging pursuant to the terms of this Agreement, together with all appropriate instruments of transfer. At the Closing, the Company will deliver the Shares to the Lender, with the number of Shares calculated in accordance with Section 2.1 of this Agreement and a termination agreement with respect to the Funding Arrangement.

          5.2 The obligations of the Company to close and effect the transactions described in the Agreement are subject to the satisfaction or waiver, at or before the Closing Date of the conditions set forth below:

(a)

The representations and warranties of the Lender shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time, except for representations and warranties that are expressly made as of a particular date.

(b)	The Lender shall have released and surrendered to the Company all documents evidencing the Notes together with all appropriate instruments of transfer and satisfaction.

The conditions set forth in this Section 5.2 are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

          5.3 The obligation of the Lender to close and effect the Exchange at the Closing is subject to the satisfaction or waiver, at or before the Closing of the conditions set forth below:

(a)

The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time, except for representations and warranties that are expressly made as of a particular date.

(b)	The Company shall have amended its Certificate of Incorporation to reduce the par value of its Class A Common Stock to $.01 per share.

(c)	The Company shall have executed a termination of the Funding Arrangement.

(d)

The Company shall have issued and delivered stock certificates representing 31,414,706 shares of the Company’s Class A Common Stock in the name of the M. Lee Pearce 2005 Irrevocable Trust (or such other name requested by the Lender).

The conditions set forth in this Section 5.3 are for the Lender’s sole benefit and may be waived by the Lender at any time in its sole discretion

          6. Governing Law and Arbitration.

          6.1 This Agreement has been entered into and shall be construed and enforced in accordance with the laws of the State of Florida, without reference to the choice of law principles thereof. This Agreement shall be subject to the exclusive jurisdiction of the courts of the State of Florida located in Broward County, Florida or the United States District Court for the Southern District of Florida.

          6.2 The parties to this Agreement agree that any and all causes of action or claims arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of Florida and irrevocably and expressly agree to submit to the jurisdiction of the courts of the State of Florida for the purpose of resolving any and all disputes relating to this Agreement. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment or permanent or temporary injunction entered by any court in respect hereof brought in Broward County, Florida, and further irrevocably waive any claim that any suit, action or proceeding brought in Broward County, Florida has been brought in an inconvenient forum.

          7. General Provisions.

          7.1 This Agreement and the agreements, instruments, schedules, exhibits and other writings referred to in this Agreement, constitute the entire understanding of the parties with respect to the subject matter of this Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended only by means of a written instrument duly executed by all of the parties hereto.

          7.2 If any term, condition or provision of this Agreement shall be declared invalid or enforceable, the remainder of this Agreement shall not be affected thereby and shall remain in full force and effect and shall be valid and enforceable to the fullest extent permitted by law. The preliminary recitals set forth in the Preamble are hereby incorporated and made part of this Agreement. The exhibits and schedules identified in this Agreement are incorporated hereby by reference and made a part of this Agreement.

          7.3 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same document. Any facsimile copy of a manually executed original shall be deemed a manually executed original.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

THE COMPANY:

Le@P Technology, Inc.

/s/	Timothy Lincoln

Timothy Lincoln
Acting Principal Executive Officer

THE LENDER:

M. Lee Pearce 2005 Irrevocable Trust

/s/	Jose Valle

Jose Valle, as Trustee of the
M. Lee Pearce 2005 Irrevocable Trust

Exhibits to the Exchange Agreement

Exhibit A	List of Notes issued by Le@p Technology, Inc. to the M. lee Pearce 2005 Irrevocable Trust.

Exhibit B	Funding Arrangements